                                                                   Exhibit 99.11

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                   INVESTMENT MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance   $238,753,697.65
Total Number of Loans             1,330

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)     MINIMUM      MAXIMUM
                               --------------------   ----------   -----------
Current Balance                    $179,514.06        $11,511.30   $818,651.76
Original Balance                   $179,668.59        $11,600.00   $820,000.00
Loan Rate                                6.610%            3.875%        8.125%
Servicing Fee                            0.259%            0.250%        0.375%
Net Loan Rate                            6.332%            3.500%        7.750%
Gross Margin                             2.736%            1.625%        3.000%
Maximum Loan Rate                       12.405%           10.250%       13.875%
Original LTV                             77.99%            22.50%        90.00%
Credit Score                               721               625           821
Original Term (mos)                        358               180           360
Remaining Term (mos)                       355               176           358
Seasoning (mos)                              3                 2            15
Next Rate Reset (4)                         36                 1           118
Rate Adj Freq (4)                            6                 1            12
First Rate Adj Freq (2)(4)                  38                 1           120
IO Original Term (3)(4)                    120                36           120
IO Remaining Term (3)(4)                   117                21           118

Top State Concentrations ($)   CA(21.19%),FL(9.69%),AZ(8.19%),NV(6.31%),WA(6.05%)

First Pay Date                                        08/01/2004    09/01/2005
Rate Change Date (4)                                  11/01/2005    08/01/2015
Maturity Date                                         06/01/2020    08/01/2035

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

(3)  For Interest-Only loans.

(4)  Based on adjustable rate loans

INDEX

                                               % OF
                                             AGGREGATE
                                             PRINCIPAL
                             AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----          ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
6 Month LIBOR    1,176    $215,492,797.34      90.26%     6.649%      721      $183,242    78.18%    22.49%    84.21%
Fixed Rate         111      13,503,028.14       5.66      6.351       722       121,649    74.12     61.89      0.00
1 Month LIBOR       42       9,673,403.65       4.05      6.128       724       230,319    79.09     22.15    100.00
1 Year LIBOR         1          84,468.52       0.04      4.250       771        84,469    72.29    100.00      0.00
                 -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:           1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                 =====    ===============     ======      =====       ===      ========    =====    ======    ======

PRODUCT TYPE

                                                        % OF
                                                      AGGREGATE
                                                      PRINCIPAL
                                      AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE              LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------            ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
1 Month LIBOR IO Loans       42    $  9,673,403.65       4.05%     6.128%      724      $230,319    79.09%    22.15%   100.00%
6 Month LIBOR IO Loans       28       7,242,066.68       3.03      5.936       748       258,645    77.05     31.20    100.00
2/28 LIBOR Loans             35       5,713,598.02       2.39      6.529       708       163,246    80.02     20.07      0.00
2/28 LIBOR IO Loans          94      19,425,573.07       8.14      6.602       711       206,655    79.04     22.65    100.00
3/1 LIBOR Loans               1          84,468.52       0.04      4.250       771        84,469    72.29    100.00      0.00
3/27 LIBOR Loans            112      18,002,546.62       7.54      6.587       718       160,737    77.63     19.21      0.00
3/27 LIBOR IO Loans         593     114,198,419.15      47.83      6.677       718       192,577    78.58     19.98    100.00
5/25 LIBOR Loans             70       9,553,028.27       4.00      6.630       730       136,472    76.88     31.57      0.00
5/25 LIBOR IO Loans         210      36,434,770.73      15.26      6.763       727       173,499    77.34     26.75    100.00
7/23 LIBOR Loans              7         754,964.15       0.32      6.905       738       107,852    79.61      9.51      0.00
7/23 LIBOR IO Loans          20       2,975,449.41       1.25      6.692       738       148,772    78.00     44.38    100.00
10/20 LIBOR IO Loans          7       1,192,381.24       0.50      6.953       771       170,340    68.68     18.79    100.00
15 Year Fixed Loans          28       2,405,043.37       1.01      5.996       723        85,894    69.59     83.71      0.00
30 Year Fixed Loans          83      11,097,984.77       4.65      6.427       722       133,711    75.10     57.16      0.00
                          -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                    1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                          =====    ===============     ======      =====       ===      ========    =====    ======    ======

AMORTIZATION TYPE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE          LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------        ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing             336    $ 47,611,633.72      19.94%     6.523%      721      $141,701    76.79%    33.89%     0.00%
36 Month Interest-Only         1         331,232.61       0.14      6.500       698       331,233    69.89      0.00    100.00
60 Month Interest-Only         2         356,000.00       0.15      6.424       673       178,000    80.00     44.94    100.00
120 Month Interest-Only      991     190,454,831.32      79.77      6.632       721       192,184    78.30     22.45    100.00
                           -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                     1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                           =====    ===============     ======      =====       ===      ========    =====     =====    ======

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                         AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE      NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
STATED PRINCIPAL BALANCES   MORTGAGE      BALANCE       AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
($)                          LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
0.01 to 100,000.00             324    $ 23,799,043.36       9.97%     6.586%      722      $ 73,454    76.73%    38.36%    53.18%
100,000.01 to 200,000.00       598      87,648,608.01      36.71      6.609       724       146,570    78.33     28.88     78.43
200,000.01 to 300,000.00       238      57,589,438.25      24.12      6.528       723       241,972    78.33     26.03     87.58
300,000.01 to 400,000.00        99      34,234,272.38      14.34      6.608       717       345,801    78.51     22.25     83.78
400,000.01 to 500,000.00        52      23,921,074.61      10.02      6.773       710       460,021    77.28      5.87     92.50
500,000.01 to 600,000.00        11       6,112,738.45       2.56      6.802       713       555,703    76.58      9.79     63.24
600,000.01 to 700,000.00         5       3,205,970.83       1.34      6.421       740       641,194    74.23      0.00    100.00
700,000.01 to 800,000.00         2       1,423,900.00       0.60      7.056       722       711,950    80.00      0.00    100.00
800,000.01 to 900,000.00         1         818,651.76       0.34      7.000       739       818,652    74.55      0.00      0.00
                             -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                       1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                             =====    ===============     ======      =====       ===      ========    =====     =====    ======

CURRENT MORTGAGE RATES

                                                    % OF
                                                  AGGREGATE
                                                  PRINCIPAL
                                  AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT     MORTGAGE      BALANCE       AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE RATES (%)    LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
3.751 to 4.000            1    $    253,969.97       0.11%     3.875%      778      $253,970    79.99%     0.00%   100.00%
4.001 to 4.250            1          84,468.52       0.04      4.250       771        84,469    72.29    100.00      0.00
4.751 to 5.000            1         132,967.02       0.06      5.000       626       132,967    32.53    100.00      0.00
5.001 to 5.250            3         398,024.72       0.17      5.250       732       132,675    50.01    100.00     46.98
5.251 to 5.500           17       2,718,736.51       1.14      5.446       710       159,926    72.28     68.92     75.69
5.501 to 5.750           43       7,640,177.54       3.20      5.697       734       177,679    74.25     23.53     74.60
5.751 to 6.000          106      18,249,424.13       7.64      5.945       747       172,164    76.58     44.47     71.08
6.001 to 6.250          178      32,785,076.85      13.73      6.190       733       184,186    77.50     35.45     78.63
6.251 to 6.500          279      51,423,760.98      21.54      6.446       723       184,315    78.48     28.65     82.07
6.501 to 6.750          243      43,733,217.53      18.32      6.699       716       179,972    78.56     21.34     77.90
6.751 to 7.000          249      43,684,647.51      18.30      6.924       716       175,440    78.40     16.16     80.86
7.001 to 7.250          106      18,945,070.52       7.93      7.198       708       178,727    79.15      9.54     84.22
7.251 to 7.500           76      12,331,921.59       5.17      7.444       704       162,262    79.06     15.87     86.66
7.501 to 7.750           20       4,737,524.70       1.98      7.654       695       236,876    77.20      1.48     94.17
7.751 to 8.000            6       1,569,195.67       0.66      7.886       690       261,533    79.84      0.00     95.28
8.001 to 8.250            1          65,513.89       0.03      8.125       693        65,514    80.00    100.00      0.00
                      -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:                1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                      =====    ===============     ======      =====       ===      ========    =====     =====    ======

REMAINING TERM

                                                % OF
                                              AGGREGATE
                                              PRINCIPAL
                              AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
REMAINING TERM   MORTGAGE      BALANCE       AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
(MONTHS)          LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
169 to 180           28    $  2,405,043.37       1.01%     5.996%      723      $ 85,894    69.59%    83.71%     0.00%
289 to 300            1         187,000.00       0.08      5.250       680       187,000    49.21    100.00    100.00
337 to 348            2         491,232.61       0.21      6.744       686       245,616    73.18     32.57    100.00
349 to 360        1,299     235,670,421.67      98.71      6.617       721       181,424    78.11     24.05     80.82
                  -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:            1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                  =====    ===============     ======      =====       ===      ========    =====     =====    ======

ORIGINAL LOAN-TO-VALUE RATIOS

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                 AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL  NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
LOAN-TO-VALUE       MORTGAGE      BALANCE       AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RATIOS (%)           LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
20.01 to 30.00           4    $    352,785.79       0.15%     6.017%      732      $ 88,196    25.00%    36.71%    34.01%
30.01 to 40.00           7         566,714.48       0.24      5.733       728        80,959    36.42     59.97     29.11
40.01 to 50.00          18       2,481,088.47       1.04      6.264       708       137,838    46.59     25.72     63.20
50.01 to 60.00          29       4,349,664.47       1.82      6.374       727       149,988    55.90     32.98     52.67
60.01 to 70.00          75      15,174,364.24       6.36      6.410       710       202,325    67.14     22.67     69.37
70.01 to 75.00          87      15,092,003.47       6.32      6.578       725       173,471    74.19     23.81     66.91
75.01 to 80.00       1,024     190,527,995.41      79.80      6.646       721       186,062    79.73     23.95     86.26
80.01 to 85.00          21       2,371,024.20       0.99      6.348       715       112,906    84.15     44.63      4.74
85.01 to 90.00          65       7,838,057.12       3.28      6.582       730       120,585    89.57     35.47     24.47
                     -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:               1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                     =====    ===============     ======      =====       ===      ========    =====     =====    ======

CREDIT SCORES

                                                 % OF
                                               AGGREGATE
                                               PRINCIPAL
                               AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CREDIT   MORTGAGE      BALANCE       AS OF THE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
SCORES             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
---------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
601 to 625             1    $     54,400.00       0.02%     6.875%      625      $ 54,400    80.00%   100.00%   100.00%
626 to 650            22       3,890,069.67       1.63      6.863       645       176,821    76.63     18.71     69.57
651 to 675           148      30,042,666.83      12.58      6.955       664       202,991    77.21      8.30     88.20
676 to 700           282      49,133,001.03      20.58      6.614       689       174,231    77.95     22.37     77.18
701 to 725           290      51,848,615.04      21.72      6.575       713       178,788    77.90     22.82     75.62
726 to 750           243      42,489,820.47      17.80      6.618       738       174,855    78.61     25.76     79.73
751 to 775           195      33,560,148.90      14.06      6.458       764       172,103    78.35     32.93     84.26
776 to 800           130      24,742,104.46      10.36      6.423       786       190,324    77.71     39.80     83.41
801 to 825            19       2,992,871.25       1.25      6.475       806       157,520    78.87     36.85     65.55
                   -----    ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:             1,330    $238,753,697.65     100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                   =====    ===============     ======      =====       ===      ========    =====     =====    ======

GEOGRAPHIC AREA

                                                      % OF
                                                   AGGREGATE
                                                   PRINCIPAL
                                                    BALANCE
                                    AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                       MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
GEOGRAPHIC AREA         LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------------  ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Alabama                     4    $    342,625.55      0.14%     6.391%      721      $ 85,656    75.44%    44.20%    55.80%
Alaska                      1         120,401.32      0.05      6.990       734       120,401    51.10      0.00      0.00
Arizona                   112      19,543,423.54      8.19      6.505       730       174,495    78.51     31.49     93.61
Arkansas                    1         122,400.00      0.05      6.250       764       122,400    90.00      0.00    100.00
California                170      50,587,921.73     21.19      6.541       714       297,576    76.36     12.54     89.42
Colorado                   58       9,088,436.80      3.81      6.628       730       156,697    78.35     31.16     89.82
Connecticut                 6       1,068,208.03      0.45      6.804       727       178,035    72.65     68.35     29.21
Delaware                    3         415,885.92      0.17      6.797       703       138,629    77.73     45.27     73.00
District of Columbia        4         753,400.00      0.32      6.789       711       188,350    75.86     18.58    100.00
Florida                   142      23,128,295.40      9.69      6.605       724       162,875    79.00     21.36     82.16
Georgia                    46       5,533,975.85      2.32      6.771       730       120,304    79.38     48.40     90.86
Hawaii                      1         194,646.47      0.08      6.500       709       194,646    81.25    100.00      0.00
Idaho                      20       2,723,991.02      1.14      6.757       734       136,200    77.41     27.48     81.81
Illinois                   27       4,067,498.95      1.70      6.465       741       150,648    78.17     24.11     60.99
Indiana                    14       1,057,871.37      0.44      6.461       716        75,562    81.59     62.10     42.14
Iowa                        6         389,973.90      0.16      6.364       741        64,996    82.08     55.45     28.59
Kansas                      3         418,674.97      0.18      7.142       708       139,558    78.40     31.98     68.02
Louisiana                   2         240,525.05      0.10      6.875       712       120,263    90.00      0.00      0.00
Maine                       2         346,818.83      0.15      6.631       770       173,409    79.05     36.57     63.43
Maryland                   40       5,999,175.87      2.51      6.693       720       149,979    76.28     23.97     79.64
Massachusetts              36       9,780,437.27      4.10      6.824       711       271,679    76.48     21.02     54.90
Michigan                   27       3,466,307.30      1.45      6.535       729       128,382    79.46     45.43     48.65
Minnesota                  45       7,647,174.93      3.20      6.604       725       169,937    79.37     26.30     90.60
Missouri                   15       1,937,266.28      0.81      6.516       722       129,151    77.19     41.17     76.12
Montana                     1         139,713.82      0.06      5.875       694       139,714    80.00    100.00      0.00
Nevada                     76      15,070,807.92      6.31      6.558       713       198,300    78.42     13.88     85.74
New Hampshire               2         473,859.95      0.20      7.083       670       236,930    71.91      0.00      0.00
New Jersey                 21       4,900,857.60      2.05      6.620       724       233,374    74.88     25.92     66.07
New Mexico                  3         345,478.15      0.14      6.407       710       115,159    76.36      0.00    100.00
New York                   32       8,507,933.87      3.56      6.811       713       265,873    78.91     21.96     66.46
North Carolina             25       2,990,553.33      1.25      6.581       736       119,622    78.82     52.06     75.59
Ohio                       49       4,526,762.40      1.90      6.563       718        92,383    79.47     44.31     58.91
Oklahoma                    5         463,464.05      0.19      6.200       711        92,693    77.09      0.00     40.98
Oregon                     44       8,798,576.86      3.69      6.563       731       199,968    78.72     23.04     90.83
Pennsylvania               19       1,775,531.61      0.74      6.931       714        93,449    81.30     37.06     17.48
Rhode Island                7       1,615,975.27      0.68      6.929       701       230,854    74.18     31.32     56.06
South Carolina             11       2,083,734.51      0.87      6.923       745       189,430    79.43     29.08     79.95
South Dakota                1         247,130.47      0.10      6.750       765       247,130    79.77    100.00    100.00
Tennessee                  15       1,401,405.82      0.59      6.486       738        93,427    78.72     12.38     70.56
Texas                      85       8,795,776.76      3.68      6.742       726       103,480    80.66     30.84     57.19
Utah                       22       2,584,639.30      1.08      6.648       733       117,484    80.46     35.91     79.18
Virginia                   45       9,969,501.88      4.18      6.618       710       221,544    78.77     22.18     91.78
Washington                 77      14,449,028.76      6.05      6.569       720       187,650    77.73     31.65     81.91
Wisconsin                   2         155,707.41      0.07      7.186       732        77,854    74.87     61.55      0.00
Wyoming                     3         481,921.56      0.20      6.052       712       160,641    79.90     58.09     58.09
                        -----    ---------------    ------      -----       ---      --------    -----    ------    ------
TOTAL:                  1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                        =====    ===============    ======      =====       ===      ========    =====    ======    ======

OCCUPANCY TYPE

                                                % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                              AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
OCCUPANCY TYPE    LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------  ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Investment        1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                  -----    ---------------    ------      -----       ---      --------    -----     -----     -----
TOTAL:            1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                  =====    ===============    ======      =====       ===      ========    =====     =====     =====

PROPERTY TYPE

                                                          % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                                        BALANCE
                                        AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                           MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PROPERTY TYPE               LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-------------             ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Single Family                 643    $103,381,407.98     43.30%     6.576%      720      $160,780    78.29%    24.55%    78.36%
Two-to-Four Family            249      56,220,317.06     23.55      6.705       718       225,784    76.78     25.51     72.71
Planned Unit Development      246      47,394,565.18     19.85      6.526       728       192,661    78.46     26.57     88.46
Condominium                   192      31,757,407.43     13.30      6.677       718       165,403    78.44     21.20     86.02
                            -----    ---------------    ------      -----       ---      --------    -----     -----     -----
TOTAL:                      1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                            =====    ===============    ======      =====       ===      ========    =====     =====     =====

LOAN PURPOSE

                                                       % OF
                                                    AGGREGATE
                                                    PRINCIPAL
                                                     BALANCE
                                     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                       NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                        MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
LOAN PURPOSE             LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------           ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Purchase                   928    $172,409,276.12     72.21%     6.648%      726      $185,786    79.29%    23.55%    87.44%
Refinance - Rate Term      132      21,034,212.99      8.81      6.475       712       159,350    74.01     27.11     73.05
Refinance - Cashout        270      45,310,208.54     18.98      6.529       708       167,816    74.86     28.13     55.24
                         -----    ---------------    ------      -----       ---      --------    -----     -----     -----
TOTAL:                   1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                         =====    ===============    ======      =====       ===      ========    =====     =====     =====

LOAN DOCUMENTATION

                                                         % OF
                                                      AGGREGATE
                                                      PRINCIPAL
                                                       BALANCE
                                       AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        CUT-OFF     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMERIQUEST UNDERWRITING    LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------------  ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Full Documentation           94     $ 10,843,611.56      4.54%     6.142%      730      $115,358    72.99%   100.00      1.72%
Stated Income                34        4,508,711.50      1.89%     6.448       718       132,609    74.93      0.00      4.35
Limited Documentation        18        2,563,813.89      1.07%     6.617       705       142,434    79.63      0.00      0.00
                            ---     ---------------    ------      -----       ---      --------    -----    ------     -----
SUB-TOTAL:                  146     $ 17,916,136.95      7.50%     6.287%      723      $122,713    74.43%    60.52%     2.14%
                            ===     ===============    ======      =====       ===      ========    =====    ======     =====
GREENPOINT UNDERWRITING
Stated Income                889    $171,594,434.57     71.87%     6.682%      717      $193,020    78.12%     0.00%    85.79%
Full Documentation           292      48,203,825.00     20.19%     6.472       734       165,082    78.91    100.00     88.63
No Income Disclosure           3       1,039,301.16      0.44%     6.641       734       346,434    74.37      0.00     78.41
                           -----    ---------------    ------      -----       ---      --------    -----    ------     -----
SUB-TOTAL:                 1,184    $220,837,560.79     92.50%     6.636%      721      $186,518    78.28%    21.83%    86.38%
                           -----    ---------------    ------      -----       ---      --------    -----    ------     -----
TOTAL:                     1,330    $238,753,697.65    100.00%     6.610%      721      $179,514    77.99%    24.73%    80.06%
                           =====    ===============    ======      =====       ===      ========    =====    ======     =====

MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                % OF
                                             AGGREGATE
                                             PRINCIPAL
                                              BALANCE
                              AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF     PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE      BALANCE        CUT-OFF     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MARGINS (%)       LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------     ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
1.501 to 1.750        3    $    731,999.98      0.32%     5.390%      708      $244,000    65.70%   100.00%   100.00%
1.751 to 2.000        3         390,833.90      0.17      5.433       686       130,278    71.47     22.02    100.00
2.001 to 2.250       12       2,686,312.85      1.19      5.687       733       223,859    78.14     28.23    100.00
2.251 to 2.500       14       4,572,859.75      2.03      5.862       763       326,633    80.33     18.82    100.00
2.501 to 2.750    1,169     212,113,053.47     94.17      6.662       720       181,448    78.22     22.71     83.92
2.751 to 3.000       18       4,755,609.56      2.11      6.557       716       264,201    78.79      1.77    100.00
                  -----    ---------------    ------      -----       ---      --------    -----    ------    ------
TOTAL:            1,219    $225,250,669.51    100.00%     6.625%      721      $184,783    78.22%    22.50%    84.86%
                  =====    ===============    ======      =====       ===      ========    =====    ======    ======

MAXIMUM MORTGAGE RATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                  % OF
                                               AGGREGATE
                                               PRINCIPAL
                                                BALANCE
                                AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF     PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
MAXIMUM MORTGAGE   MORTGAGE      BALANCE        CUT-OFF     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RATE (%)            LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------------  ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
10.001 to 10.250        1    $     84,468.52      0.04%     4.250%      771     $ 84,469     72.29%   100.00%     0.00%
10.251 to 10.500        1         131,999.52      0.06      5.500       684      132,000     80.00    100.00    100.00
10.501 to 10.750        6       1,040,160.82      0.46      5.710       753      173,360     70.46      0.00     67.44
10.751 to 11.000        9       1,598,783.01      0.71      5.963       766      177,643     78.96     53.21     68.43
11.001 to 11.250       16       2,964,138.65      1.32      6.167       752      185,259     77.66     40.70     91.92
11.251 to 11.500       65      11,711,121.46      5.20      6.358       729      180,171     76.32     38.34     85.54
11.501 to 11.750       83      13,587,101.39      6.03      6.413       727      163,700     75.77     21.07     76.95
11.751 to 12.000      201      38,080,658.46     16.91      6.281       734      189,456     77.58     31.89     88.69
12.001 to 12.250      155      28,901,863.60     12.83      6.412       728      186,464     78.37     27.40     81.73
12.251 to 12.500      208      37,104,156.76     16.47      6.526       722      178,385     79.31     25.88     85.73
12.501 to 12.750      179      33,806,248.36     15.01      6.746       713      188,862     78.49     19.25     81.76
12.751 to 13.000      165      30,889,045.79     13.71      6.932       710      187,206     78.88      9.21     84.81
13.001 to 13.250       65      12,017,958.69      5.34      7.192       704      184,892     78.27      7.15     88.74
13.251 to 13.500       49       8,706,187.06      3.87      7.456       701      177,677     78.94     13.66     89.06
13.501 to 13.750       11       3,201,581.75      1.42      7.660       694      291,053     79.83      0.00    100.00
13.751 to 14.000        5       1,425,195.67      0.63      7.875       691      285,039     79.82      0.00     94.80
                    -----    ---------------    ------      -----       ---     --------     -----    ------    -----
TOTAL:              1,219    $225,250,669.51    100.00%     6.625%      721     $184,783     78.22%    22.50%    84.86%
                    =====    ===============    ======      =====       ===     ========     =====    ======    ======

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                % OF AGGREGATE
                                                   PRINCIPAL
                                 AGGREGATE          BALANCE                 WEIGHTED     AVERAGE     WEIGHTED
                  NUMBER OF      PRINCIPAL      OUTSTANDING AS   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT    PERCENT
NEXT RATE         MORTGAGE        BALANCE       OF THE CUT-OFF    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     INTEREST-
ADJUSTMENT DATE     LOANS       OUTSTANDING          DATE         COUPON      SCORE    OUTSTANDING     LTV        DOC       ONLY
---------------   ---------   ---------------   --------------   --------   --------   -----------   --------   -------   ---------
November 2005          45     $ 10,663,181.92        4.73%        6.092%       727       $236,960      78.81%    20.09%    100.00%
December 2005          15        3,416,492.64        1.52         5.900        750        227,766      78.02     22.51     100.00
January 2006           10        2,835,795.77        1.26         6.047        741        283,580      76.22     52.56     100.00
June 2007               2          253,874.96        0.11         6.387        730        126,937      80.00      0.00      48.81
July 2007              50        8,964,460.87        3.98         6.540        709        179,289      79.64     17.36      77.26
August 2007            78       16,252,067.87        7.22         6.612        710        208,360      78.86     24.55      78.19
November 2007           1          176,000.00        0.08         5.625        684        176,000      80.00    100.00     100.00
February 2008           2          205,168.51        0.09         4.985        763        102,584      76.81    100.00      58.83
May 2008                7        1,259,496.72        0.56         6.902        736        179,928      77.11     18.73      70.41
June 2008              26        5,139,085.25        2.28         6.399        724        197,657      79.84     20.58      95.96
July 2008             325       59,552,171.49       26.44         6.608        720        183,237      78.42     22.06      84.15
August 2008           344       65,622,279.71       29.13         6.738        716        190,762      78.43     17.60      87.83
September 2009          1          160,000.00        0.07         7.250        660        160,000      80.00    100.00     100.00
November 2009           1           83,100.02        0.04         6.250        723         83,100      76.36      0.00       0.00
January 2010            3          382,578.98        0.17         6.019        702        127,526      80.00     34.50     100.00
March 2010              1          192,291.95        0.09         6.375        760        192,292      80.00    100.00     100.00
May 2010                5          492,977.44        0.22         6.901        713         98,595      81.29     28.15      54.40
June 2010              15        2,806,454.29        1.25         6.867        724        187,097      80.12     28.43      97.13
July 2010             137       21,528,205.37        9.56         6.702        739        157,140      78.18     33.73      76.97
August 2010           117       20,342,190.95        9.03         6.763        716        173,865      75.66     20.06      79.32
July 2012               9        1,169,476.21        0.52         6.732        737        129,942      80.18     16.20      74.33
August 2012            18        2,560,937.35        1.14         6.737        738        142,274      77.47     46.97      82.24
July 2015               4          697,981.25        0.31         6.986        775        174,495      77.07     26.36     100.00
August 2015             3          494,399.99        0.22         6.905        765        164,800      56.84      8.09     100.00
                    -----     ---------------      ------         -----        ---       --------      -----     -----      -----
TOTAL:              1,219     $225,250,669.51      100.00%        6.625        721       $184,783      78.22%    22.50%     84.86%
                    =====     ===============      ======         =====        ===       ========      =====     =====      =====

MORTGAGE INSURANCE

                                                    % OF AGGREGATE
                                                       PRINCIPAL
                                      AGGREGATE         BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL     OUTSTANDING AS  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
                        MORTGAGE       BALANCE      OF THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE INSURANCE        LOANS      OUTSTANDING         DATE        COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
------------------      ---------  ---------------  --------------  --------  --------  -----------  --------  -------  ---------
No Mortgage Insurance     1,245    $228,629,904.44       95.76%       6.614%     721      $183,638    77.53%    24.19%    82.72%
Lender Paid Mortgage
   Insurance                 52       6,218,508.92        2.60        6.481      714       119,587    87.51     52.28        --
Borrower Paid Mortgage
   Insurance                 33       3,905,284.29        1.64        6.591      748       118,342    89.55     12.85     51.99
                          -----    ---------------      ------        -----      ---      --------    -----     -----     -----
TOTAL:                    1,330    $238,753,697.65      100.00%       6.610%     721      $179,514    77.99%    24.73%    80.06%
                          =====    ===============      ======        =====      ===      ========    =====     =====     =====